Exhibit 99.1

Contacts: Lawrence R. Samuels	Angie Yang/Laurie Berman
Chief Financial Officer UTi Worldwide Inc. 310.604.3311	PondelWilkinson Inc. 310.279.5980 investor@pondel.com
UTi WORLDWIDE ANNOUNCES NEW CLIENTasONE STRATEGY;
ANNOUNCES ORGANIZATIONAL UPDATES TO SUPPORT NEXT FIVE-YEAR PLAN
Rancho Dominguez, California — March 21, 2007 — UTi Worldwide Inc. (NASDAQ:UTIW) today announced its next five-year strategic plan, called “CLIENTasONE,” following the successful completion of its NextLeap strategy.
“During the last five years, we have evolved from a global freight-forwarder to become a leading provider of global integrated logistics services,” said Roger I. MacFarlane, chief executive officer of UTi Worldwide. “The dedication and hard work of the entire UTi team to our NextLeap goals made our journey a tremendous success and enabled us to deliver even higher value solutions for our clients and sustained financial performance for our shareholders.
“As the name implies, our new CLIENTasONE strategy is built around client centricity and builds on NextLeap. We believe this client-centric focus will enable UTi to significantly enhance our supply chain services and solutions market leadership while continuing to maintain strong financial performance. We are now engaging the organization in completing the detailed elements of this strategy and look forward to rolling out the full breadth of our CLIENTasONE plan at our next investor day, scheduled for June 11-12, 2007 in Long Beach,” said MacFarlane.
Supporting the company’s CLIENTasONE objectives, UTi announced several organizational updates, changes and new appointments:
•	Roger MacFarlane has extended his employment agreement with the company until January 31, 2010. At that time, it is expected that MacFarlane will retire from his day-to-day executive responsibilities as chief executive officer.
•	John Hextall, UTi’s executive vice president and global leader of client solutions and delivery, has been promoted to the role of executive vice president and chief operating officer. All of the company’s operating regions will now report to Hextall in this new role.
•	Tiger Wessels will relinquish his role as chief executive officer of the company’s Africa region but will remain vice chairman of UTi. Wessels will continue to lead certain market verticals and will become chairman of the newly created Management Board (as described below).
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•	Lawrence Samuels has been promoted from senior vice president and chief financial officer to executive vice president and chief financial officer.
•	Gene Ochi, current executive vice president and global leader of client solutions development, will become executive vice president and chief marketing officer.
•	The company has created a Management Board consisting of MacFarlane, Hextall, Wessels, Samuels and Ochi. The purpose of the Management Board is to review and approve acquisitions and other investment opportunities, as well as to focus on issues involving organizational structure, succession planning and executive compensation. The Management Board replaces the current Management Committee, which was originally comprised of the company’s four founders and which, most recently, consisted of MacFarlane and Wessels.
•	Carlos Escario has been promoted from president of client solutions for UTi’s EMENA region to the newly created role of senior vice president, planning and strategy execution. Escario will be transitioning his current responsibilities over the next few months.
•	Ron Glickman recently has joined the company in the newly created position of senior vice president, global quality processes and integration. Glickman was most recently responsible for the retail and hospitality vertical at Cognizant Technology Solutions and, prior to that, chief information officer at DFS Group, a global luxury retailer for travelers. Glickman holds a BBA from National University and an MBA from the University of Southern California.
•	Walter Mapham recently was promoted to senior vice president and chief information officer. Mapham previously held this position prior to 2000 and since that time has held the senior supply chain engineering and client development role in the Company’s Africa region. With this new appointment, Mapham will be working out of the Company’s corporate offices in Rancho Dominguez, California.
•	Lance D’Amico recently has joined the company in the newly created position of senior vice president and global general counsel. D’Amico also has assumed the role of secretary and compliance officer. D’Amico was most recently executive vice president, strategy and operations, with Element K Corporation, an educational software and publishing company, and, prior to that, was an associate with Cravath, Swaine & Moore. D’Amico holds a BA from Dartmouth College and a law degree from The New York University School of Law.
The company intends to discuss its CLIENTasONE strategy and further organizational updates during its conference call to discuss results for the fiscal 2007 fourth quarter and full year on March 29, 2007.
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About UTi Worldwide
UTi Worldwide Inc. is an international, non-asset-based global integrated logistics company providing air and ocean freight forwarding, contract logistics, customs brokerage, distribution, inbound logistics, truckload brokerage and other supply chain management services. The company serves a large and diverse base of global and local companies, including clients operating in industries with unique supply chain requirements such as the pharmaceutical, retail, apparel, chemical, automotive and technology industries. The company seeks to use its global network, proprietary information technology systems, relationships with transportation providers and expertise in outsourced logistics services to deliver competitive advantage to each of its clients’ global supply chains.
Safe Harbor Statement
Certain statements in this news release may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Such statements may include, but are not limited to, the company’s discussion of its NextLeap goals and journey and the company’s discussion of CLIENTasONE, the company’s next long-term strategy. Many important factors may cause the company’s actual results to differ materially from those discussed in any such forward-looking statements, including integration risks associated with acquisitions, the ability to retain customers and management of acquisition targets; a challenging operating environment; increased competition; the impact of higher fuel costs; the effects of changes in foreign exchange rates; changes in the company’s effective tax rates; industry consolidation making it more difficult to compete against larger companies; general economic, political and market conditions, including those in Africa, Asia and Europe; work stoppages or slowdowns or other material interruptions in transportation services; risks of international operations; the success and effects of new strategies; disruptions caused by epidemics, conflicts, wars and terrorism; and the other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. Although UTi believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, we cannot assure you that the results contemplated in forward-looking statements will be realized in the timeframe anticipated or at all. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by UTi or any other person that UTi’s objectives or plans will be achieved. Accordingly, investors are cautioned not to place undue reliance on our forward-looking statements. UTi undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.